UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WNEB	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2020, Western New England Bancorp, Inc., (the “Company) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 25,681,922 shares of common stock eligible to be voted at the Annual Meeting and 22,569,668 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

There were three proposals submitted to the Company’s shareholders at the Annual Meeting.  The shareholders elected the nominees listed in Proposal 1 and approved Proposals 2 and 3. Proposals 1, 2 and 3 are detailed in the Company’s Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on April 1, 2020. The final results of voting on each of the proposals are as follows:

Proposal 1: Consideration and vote upon a proposal to elect four Directors of the Company for a three-year term expiring in 2023.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Laura J. Benoit	18,331,766	554,604	3,683,298
Donna J. Damon	18,319,384	566,986	3,683,298
Lisa G. McMahon	18,316,515	569,855	3,683,298
Steven G. Richter	18,321,778	564,592	3,683,298

Proposal 2: Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
14,235,767	3,995,707	654,896	3,683,298

Proposal 3: Consider and vote upon a proposal for the ratification of the appointment by the Company’s Board of Directors of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
22,059,710	476,966	32,992	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Chief Financial Officer

Dated: May 12, 2020